UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2020
Date of Report (Date of earliest event reported)

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35637	22-3388607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632

(Address of principal executive offices, zip code)

(201) 567-5648
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	ASFI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, Asta Funding, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of April 8, 2020, and as amended June 25, 2020, by and among the Company, Asta Finance Acquisition Inc. and Asta Finance Acquisition Sub Inc. (as may be amended from time to time, the “Merger Agreement”), pursuant to which each share of the Company’s common stock outstanding at the effective time of the Merger (other than shares held by Asta Funding Acquisition Inc. and stockholders properly exercising dissenter’s rights) will be converted into the right to receive $13.10 in cash and the Company will become a wholly-owned subsidiary of Asta Finance Acquisition Inc. (the “Merger”). On August 25, 2020, the Company filed with the Securities and Exchange Commission (the “SEC”) its definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), relating to the virtual special meeting of stockholders to be held on September 25, 2020 to, among other things, vote on a proposal to adopt the Merger Agreement.

On September 9, 2020, a purported stockholder of the Company filed an individual action, captioned Kringe v. Asta Funding, Inc. et al., No. 120-cv-07323, in the United States District Court for the Southern District of New York (the “Complaint”), against the Company and the members of its Board of Directors. The Complaint generally alleges that the Definitive Proxy Statement omits certain material information in violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder, and further that the members of the Company’s Board of Directors are liable for those omissions under Section 20(a) of the Securities Exchange Act of 1934. The Complaint also alleges a state law breach of fiduciary duty claim against the members of the Company’s Board of Directors with respect to the same disclosures. The relief sought in the lawsuit includes, among other things, to enjoin the stockholder vote scheduled for September 25, 2020 at which the Company’s stockholders will vote on a proposal to adopt the Merger Agreement.

While the Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law, and vigorously denies any wrongdoing or liability with respect to the allegations and claims asserted, or which could have been asserted, in the Complaint, to resolve the alleged stockholder’s claims and moot the disclosure claims, to avoid nuisance, potential expense, and delay, and to provide supplemental information to the Company’s stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Definitive Proxy Statement. To the contrary, the Company denies all allegations that any additional disclosure was, or is, required.

In accordance with the applicable rules of the SEC, the Company previously disclosed a presentation of Lincoln International LLC made to the special committee of the Board of Directors of the Company, which was filed as Exhibit (c)(6) to its Schedule 13E-3/A filed with the SEC on July 24, 2020 (the “Previously Disclosed Presentation”). Nevertheless, the Company now discloses again in this Current Report on Form 8-K selected pages of the Previously Disclosed Presentation (the “Selected Pages”). Accordingly, a copy of the Selected Pages are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the Merger, the Company filed with the SEC a proxy statement on Schedule 14A as well as a Schedule 13E-3 Transaction Statement (as has been amended from time to time). The proxy statement and the Schedule 13E-3 (and amendments thereto) contain important information about the Company, the Merger and related matters. The Company began mailing the proxy statement to stockholders on August 25, 2020. Investors and stockholders of the Company are urged to read carefully the proxy statement relating to the Merger (including any amendments or supplements thereto) and the Schedule 13E-3 (and amendments thereto) in their entirety, because they contain important information about the Merger.

Investors and stockholders of the Company may obtain free copies of the proxy statement and the Schedule 13E-3 (and amendments thereto) for the Merger and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders of the Company may obtain free copies of the proxy statement and the Schedule 13E-3 (and amendments thereto) for the Merger by contacting the Company, Attn: Seth Berman, sberman@astafunding.com.

Participants in the Merger

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Company’s proxy statement relating to the Merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019, which was filed with the SEC on December 20, 2019 and amended on January 27, 2020, and is also available in the proxy statement that was filed with the SEC in connection with the Merger.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are sometimes identified by their use of the terms and phrases such as “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or the negative of such terms and other comparable terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of the Company. Actual results may differ materially from current projections.

Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including but not limited to, the ability of the parties to consummate the Merger; satisfaction of closing conditions to the consummation of the Merger; the impact of the announcement or the closing of the Merger on the Company’s relationships with its employees, existing customers or potential future customers; litigation and stockholder claims related to and in connection with the Merger; and the ability to realize anticipated benefits of the Merger. Further information on the factors and risks that could affect the Company’s respective businesses, financial conditions and results of operations are contained in the Company’s filings with the SEC, which are available at www.sec.gov. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Selected pages from the Presentation Materials, dated June 19, 2020, of Lincoln International LLC to the Special Committee of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTA FUNDING, INC.

Date: September 18, 2020	By: /s/ Seth Berman Seth Berman General Counsel

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